2Q 26 EWBC NasdaqListed East West Bancorp, Inc. 2Q Earnings Presentation July 21, 2026

2 Forward-Looking Statements and Additional Information In this presentation, “we”, “our”, “us”, “East West” and the “Company” refer to East West Bancorp, Inc., and its consolidated subsidiaries unless the context indicates otherwise. Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current assumptions, beliefs, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond our control. You should not place undue reliance on these statements. There are various important factors that could cause the Company’s future results to differ materially from historical performance and any forward-looking statements, including the factors described in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake, and specifically disclaims, any obligation to update or revise any forward-looking statements, whether written or oral, except as required by law. Basis of Presentation The preparation of the Company’s consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements, income and expenses during the reporting periods, and the related disclosures. Although our estimates consider current conditions and how we expect them to change in the future, it is reasonably possible that actual results could be materially different from those estimates. Hence, the current period’s results of operations are not necessarily indicative of results that may be expected for any future interim period or for the year as a whole. Certain prior period information has been reclassified to conform to the current presentation. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Although we believe that this information is accurate and reliable, we have not independently verified such information. Forward-looking information that we have obtained from these sources is subject to the same uncertainties and qualifications as other forward-looking statements contained herein. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with GAAP and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in the appendix to this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

3 2Q26 Financial Highlights 2Q26 net income of $364 million or $2.63 diluted quarterly earnings per share; diluted EPS up 18% Y-o-Y ▪ Grew EOP deposits 8% Y-o-Y − Strong growth Q-o-Q from noninterest bearing demand; total DDA up 19% Y-o-Y ▪ Grew EOP loans 7% Y-o-Y − Growth in resi. mortgage and C&I bolstering diversification ▪ Record revenue of $791mm, up 12% Y-o-Y ▪ Record NII of $685mm, up 11%Y-o-Y ▪ Record noninterest income of $106mm ▪ Total fee income of $96mm, up 19% Y-o-Y − Notable quarterly strength in deposit account and lending fees ▪ Net charge-offs at $27mm, or 19bps annualized - YTD net charge-offs of 14bps annualized ▪ Nonperforming assets at 29bps ▪ Provision for credit losses of $33mm ▪ Healthy ALLL at 1.43% Balanced Growth Record Revenue, NII, and Noninterest Income Resilient Asset Quality Position of Significant Strength (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases ▪ 10.4% Tangible Common Equity (TCE)1 ratio ▪ 16% ROACE (17% ROTCE)1 ▪ Book value per share up 13% Y-o-Y, tangible book value per share1 up 14% Y-o-Y ▪ Declared 3Q26 dividend of $0.80

15.1 15.8 16.4 16.9 17.4 9.4 9.2 9.2 9.3 9.4 15.3 16.6 16.0 16.2 16.5 23.9 24.6 25.2 25.1 25.4 $63.7 $66.2 $66.8 $67.5 $68.7 2Q25 3Q25 4Q25 1Q26 2Q26 4 4 Year CAGRs +11% Deposits Strong noninterest-bearing deposit growth Q-o-Q ($ in billions) Average Deposits End of Period Deposit Growth by Category (1Q26 to 2Q26) ($ in millions) +8% +1% +6% +15% Y-o-Y +8% Time MMDA IB Checking & Savings Noninterest-bearing Demand (DDA) +$1,173mm $33 $127 $138 $875 Money Market Time IB Checking & Savings Noninterest-bearing Demand

5 4 Year CAGRs +11% Loans Bolstered diversification, with prudent Q-o-Q growth in our focus categories ($ in billions) Average Loans End of Period Loan Growth by Category (1Q26 to 2Q26) ($ in millions) +5% +5% +12% +4% C&I CRE (ex. Multifamily)Residential mortgage & other consumer Multifamily Y-o-Y +7% +$853mm $115 $122 $307 $309 CRE (ex. Multifamily) Multifamily C&I Residential mortgage & other consumer 15.5 15.9 16.0 16.2 16.4 5.0 5.0 5.1 5.1 5.2 16.4 16.5 16.8 17.0 17.2 17.4 17.8 17.7 18.8 19.4 $54.3 $55.2 $55.6 $57.1 $58.2 2Q25 3Q25 4Q25 1Q26 2Q26

2.94% 2.84% 2.59% 2.51% 2.48% 2.39% 2.16% 2.10% 2.04% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3.92% 3.73% 3.43% 3.30% 3.25% 3.15% 2.87% 2.81% 2.76% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 $617 $678 $658 $671 $685 3.35% 3.53% 3.41% 3.49% 3.43% 2Q25 3Q25 4Q25 1Q26 2Q26 NII NIM 6 Net Interest Income & Net Interest Margin Positive deposit mix trends supported income Q-o-Q ($ in millions) Net Interest Income (NII) & Net Interest Margin (NIM) End of Period Interest-bearing Deposit Cost (2Q24 to 2Q26) End of Period Cost of Deposits (2Q24 to 2Q26)

25 28 29 26 28 27 28 29 31 32 4 6 3 5 214 15 15 15 15 11 15 11 22 19$81 $92 $87 $99 $96 2Q25 3Q25 4Q25 1Q26 2Q26 7 Fee Income1 Fee Income Strong Y-o-Y growth, driven by strong execution and relationship deepening ($ in millions) (1) Fee income excludes mark-to-market adjustments related to customer and other derivatives; net gains on AFS debt securities; other investment income and other income Highlights Wealth Management Fees Customer Derivative Income +9% +81% -48% +18% +9% Commercial and Consumer Deposit-Related Fees Lending and Loan Servicing Fees Foreign Exchange Income ▪ Fee income1 of $96mm, up $15mm or +19% Y-o-Y − Deposit-related fees and lending fees grew by a combined $3mm Q-o-Q, reflecting higher customer activity and syndication fees, respectively − Wealth management and customer derivative fees down by a combined $5mm Q-o-Q, reflecting lower customer activity Y-o-Y +19% Y-o-Y

16 17 17 18 20 19 17 12 16 19 13 13 15 15 15 37 38 48 36 41 145 176 152 173 173 $230 $261 $244 $258 $268 2Q25 3Q25 4Q25 1Q26 2Q26 8 Total Operating Noninterest Expense1 Operating Expense & Efficiency Maintained best-in-class efficiency while investing in people and platforms to sustain growth ($ in millions) (1) Total noninterest expense excluding amortization of tax credit and CRA investments (2) Other operating expense includes other real estate owned (“OREO”) (income) expense (3) Deposit-related expenses include deposit account expenses and deposit insurance premiums and regulatory assessments, including FDIC special deposit insurance assessment reversals of $833 thousand, $2 million, $7 million and $1 million for 2Q25, 3Q25, 4Q25, and 1Q26, respectively Highlights Efficiency Ratio and Operating Noninterest Expense/Average Assets Ratio1 Compensation and Employee Benefits Other Operating Expense2 Occupancy and Equipment Deposit-Related Expenses3 +20% +12% +19% +4% ▪ Total operating noninterest expense1 of $268mm, up $9mm Q-o-Q − Maintained best-in-class efficiency while investing for future growth Computer and Software Related Expenses +15% 36.4% 36.2% 36.7% 1.20% 1.29% 1.29% 2Q25 1Q26 2Q26 Efficiency Ratio Op. Noninterest Expense / Avg. Assets Y-o-Y

2.32% 3.78% 0.28% 0.50% 2.69% 3.64% 0.28% 0.56% 3.08% 3.39% 0.27% 0.60% C&I CRE (ex. Multifamily) Multifamily Resi mortgage & consumer 72 70 52 61 66 58 57 47 63 67 9 30 67 56 89 33 44 42 36 25 $172 $201 $208 $216 $247 06.30.25 09.30.25 12.31.25 03.31.26 06.30.26 OREO and other CRE Resi. mortgage & consumer C&I $45 $36 $30 $36 $33 $15 $18 $12 $12 $27 $- $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2Q25 3Q25 4Q25 1Q26 2Q26 Provision for credit losses Net charge- offs 1.34% 1.38% 1.40% 1.57% 1.45% 0.81% 0.76% 0.61% 0.54% 0.73% 2.15% 2.14% 2.01% 2.12% 2.18% 06.30.25 09.30.25 12.31.25 03.31.26 06.30.26 Classified loans / Loans HFI Special mention loans / Loans HFI 9 Asset Quality Metrics Credit performance remains stable Provision for Credit Losses & Net Charge-offs ($ in millions) Nonperforming Assets (NPAs) Criticized Loans / Loans HFI Criticized Ratio by Loans HFI Portfolio ($ in millions) NPAs / Total assets 0.22% 0.25% 0.26% 0.26% 0.29%NCO ratio (ann.) 0.11% 0.13% 0.08% 0.09% 0.19%

10 Allowance for Loan Losses Healthy allowance levels, up $6mm Q-o-Q reflecting loan growth and portfolio mix shift Allowance for Loan Losses (ALLL) ($ in millions) Composition of ALLL by Portfolio ($ in millions) 06.30.25 03.31.26 06.30.26 Loan category ALLL ALLL ratio ALLL ALLL ratio ALLL ALLL ratio C&I $ 442 2.48% $ 483 2.47% $ 481 2.42% Total CRE 260 1.26 289 1.35 292 1.35 Multifamily 29 0.58 40 0.77 40 0.77 Office 61 2.78 66 2.87 66 2.85 All Other CRE 170 1.26 183 1.31 186 1.32 Resi. mortgage 57 0.35 63 0.37 68 0.39 Other consumer 1 2.65 1 2.48 1 2.65 Total loans $ 760 1.38% $ 836 1.44% $ 842 1.43% $760 $791 $810 $836 $842 1.38% 1.42% 1.42% 1.44% 1.43% 1.35% 1.40% 1.45% 1.50% $650 $700 $750 $800 $850 $900 06.30.25 09.30.25 12.31.25 03.31.26 06.30.26 ALLL ALLL/Loans HFI

15.8% 16.1% 16.4% 16.4% 16.8% Total Capital Ratio 14.5% 14.8% 15.1% 15.1% 15.4% CET1 Ratio 10.6% 10.7% 10.9% 11.0% 11.0% Leverage Ratio 10.0% 10.2% 10.5% 10.3% 10.4% Tangible Common Equity Ratio 11 09.30.25 Capital Position of significant strength Highlights 06.30.25 03.31.2612.31.25 ▪ Strong book value per share growth ‒ Up 13% Y-o-Y, tangible book value per share1 up 14% Y-o-Y ▪ Capital priorities 1. Organic growth 2. Competitive dividend 3. Disciplined M&A 4. Share repurchases Regulatory well capitalized requirement Tangible Common Equity Ratio1 Regulatory Capital Ratios 6.5% 5.0% 10.0% 06.30.26 (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press release (2) The Company’s June 30, 2026 regulatory capital ratios and Risk-Weighted Assets (RWA) are preliminary 2

12 Management Outlook: Full Year 2026 (1) Total noninterest expense excluding amortization of tax credit and CRA investments Earnings Drivers FY 2025 Results (Y-o-Y) Updated FY 2026 Expectations 2Q26 Results (YTD) Interest Rate Outlook - ▪ Assumes flat rates - End of Period Loans 6% ($56.9bn) ▪ Growing 6% to 8% Y-o-Y (Up from 5% to 7%) 7% ($59.0bn) Net Interest Income 12% ($2.55bn) ▪ Growing 7% to 9% Y-o-Y (Up from 6% to 8%) 11% ($1.36bn) Total Operating Noninterest Expense1 7% ($972mm) ▪ Growing 8% to 9% Y-o-Y (Narrowing from 7% to 9%) 13% ($526mm) Net Charge-offs 11bps ▪ In the range of 15bps to 25bps 14bps Effective Tax Rate 23% ▪ In the range of 22% to 23% 22% Amortization of Tax Credit and CRA Investments $75mm ▪ In the range of $85 - $95 million $45mm Best-in-Class Efficiency Top Quartile Returns

Appendix

14 East West at a Glance (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press release $18B Market Cap $85B Assets $70B Deposits 17% ROTCE1 06.30.26 06.30.26 06.30.26 2Q26 ▪ Headquartered in Pasadena, California ▪ Over 25 years on Nasdaq ▪ Founded in 1973 - over 50 years in operation Roots in the U.S. Asian-American immigrant community, expanded to bridge businesses across the Pacific Award-winning Company #1 Top Performing Bank in 2025, $50+ Billion (Bank Director), marking our 3rd consecutive year Top 3 Performing Banks in 2025, $50+ Billion (American Banker) A Leading Regional Bank with Cross-Border Capabilities... …Well Positioned in Dense, Attractive Markets… TX NY NV CA WA MA GA Key Markets IL

2% 2% 2% 3% 4% 4% 4% 6% 15 1% 2% 2% 4% 4% 7% 8% 9% (as % of Total Loans, 06.30.26) Commercial Loans by Type Diversified Loan Portfolio Over 70% of loans support commercial customers, with broad diversification across industry and asset types (1) Industries with 1% of total loans outstanding: Technology & telecommunications, Healthcare, Hospitality & leisure, Equipment finance, Oil & gas, Art finance, Consumer finance Industries with 1% of total loans outstanding1 CRE $21.7bn C&I $19.9bn Total Loan Portfolio $59.0bn Media & entertainment Capital call lending Real estate investment & management Infrastructure & clean energy General & other Industrial Multifamily Retail Hotel Office Other Healthcare Construction and Land Manufacturing & wholesale Financial services Food production & distribution Resi. Mortgage and other consumer $17.4 29% CRE $21.7 37% C&I $19.9 34%

<=50% 49% >50% to 55% 15% >55% to 60% 16% >60% to 65% 11% >65% to 70% 5% >70% 4% 16 Commercial Real Estate Portfolio Detail Our CRE portfolio is granular - many loans have full recourse and personal guarantees 49% Average LTV1 Distribution by Loan-to-Value (LTV)1 Size and LTV by Property Type (as of 06.30.26) (as of 06.30.26) ▪ Fewer than 25% of CRE loans have an LTV over 60% Total Portfolio Size ($bn) Weighted Avg. LTV1 (%) Average Loan Size ($mm) Multifamily $5.3 50% $2 Retail 4.6 47 3 Industrial 4.1 46 3 Hotel 2.6 51 10 Office 2.3 53 4 Other 1.1 48 4 Healthcare 0.9 51 4 Construction & Land2 0.8 50 14 Total CRE $21.7 49% $3 (1) Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment (2) Construction & Land average size based on total commitment

40% 5% 12% 8% 6% 2% 2% 4% 6% 8% 17 CRE Office – Additional Information Our office portfolio has low LTVs across segments and low average loan sizes CRE Office: Geographic Mix by Metro Area CRE Office by Size Segment (as of 06.30.26) (as of 06.30.26) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $387 10 $39 54% $20mm - $30mm 454 19 24 58 $10mm - $20mm 456 32 14 57 $5mm - $10mm 455 63 7 53 <$5mm 544 391 1 44 Total $2,296 515 $4 53% Other Los Angeles County Other SoCal Other Bay Area San Francisco Other CA, 1% Houston Dallas Manhattan, 3% Other TX Washington Other Regions New Jersey, 2% Other NY, 1% Downtown Los Angeles and Adjacent Neighborhoods

30% 3% 19% 9% 4% 6% 2% 3% 5% 3% 12% 18 CRE Retail – Additional Information Our retail portfolio has a weighted average LTV profile of 47% CRE Retail: Geographic Mix by Metro Area CRE Retail by Size Segment (as of 06.30.26) (as of 06.30.26) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $226 6 $38 46% $20mm - $30mm 517 21 25 57 $10mm - $20mm 791 58 14 48 $5mm - $10mm 873 126 7 48 <$5mm 2,208 1,575 1 44 Total $4,615 1,786 $3 47% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCalOther Bay Area San Francisco, 2% Other CA Houston Dallas, Manhattan Other TX, 1% Washington Other Regions Other NY New Jersey, 1%

31% 3% 13% 7% 5% 6% 6% 3% 4% 3% 5% 3% 6% 19 Oklahoma, 2% CRE Multifamily – Additional Information Our multifamily portfolio is amongst our most granular CRE Multifamily: Geographic Mix by Metro Area CRE Multifamily by Size Segment (as of 06.30.26) (as of 06.30.26) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $687 18 $38 59% $20mm - $30mm 706 29 24 54 $10mm - $20mm 667 50 13 52 $5mm - $10mm 728 104 7 54 <$5mm 2,464 2,640 1 45 Total $5,252 2,841 $2 50% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Arizona Nevada Other Regions Washington Manhattan, 2% Other NY Other Texas, 1%

Southern California 43% Northern California 17% New York 22% Washington 6% Texas 2% Other 10% <=50% 52% >50% to 55% 13% >55% to 60% 22% >60% 13% 20 Residential Mortgage Portfolio Our residential mortgage portfolio benefits from both low LTVs and smaller average loan size Resi. Mortgage Distribution by LTV1 Portfolio Highlights as of 06.30.26 (as of 06.30.26) Outstandings ▪ $17.4bn loans outstanding ▪ +2% Q-o-Q and +6% Y-o-Y Originations ▪ $1.2bn in 2Q26 ▪ Primarily originated through East West Bank branches Single-family Residential ▪ $15.3bn loans outstanding ▪ +1% Q-o-Q and +5% Y-o-Y HELOC ▪ $2.1bn loans outstanding ▪ $3.7bn in undisbursed commitments ▪ 36% utilization as of 06.30.26 ▪ 75% of commitments in first lien position Resi. Mortgage Distribution by Geography3 52% Average LTV1 $442,000 Average loan size2 (as of 06.30.26) (1) Combined LTV for 1st and 2nd liens; based on commitment (2) Average loan size based on loan outstanding for single-family residential and commitment for HELOC (3) Geographic distribution based on commitment size

2.5 2.5 2.6 2.5 2.6 1.9 1.9 1.8 2.4 2.4 1.3 1.4 1.4 1.4 1.5 1.0 1.0 1.0 1.1 1.00.6 0.7 0.8 0.9 0.8 $7.3 $7.5 $7.6 $8.3 $8.3 2Q25 3Q25 4Q25 1Q26 2Q26 C&I Nondepository Financial Institution (NDFI) Loans 21 Our NDFI portfolio is granular with diversification across industry and category types ($ in billions) Other Private Equity Mortgage Credit Consumer Credit Business Credit (1) The Company’s 2Q26 NDFI loan mix by Call Report Category is preliminary 4 Year CAGRs x +$194mm +$93mm -$84mm -$71mm Q-o-Q ($) +$24mm -$108mm 1 Highlights ▪ Well diversified by underlying asset and borrower ▪ Approximately 32% of loans are underwritten as capital call lines ▪ Virtually no net charge- offs in the past decade ▪ 99.99%+ loans are current NDFI Outstanding: Loan Mix by Call Report Category

$0.3 $0.1 $4.9 $12.1 100% RWA 50% RWA 20% RWA 0% RWA 22 Average Total Securities Portfolio and Cash Cash and Securities Strong on-balance-sheet liquidity levels ($ in billions) ▪ Securities portfolio well-positioned as a source of liquidity, interest rate risk management, and earnings support − Total securities average yield up 1bp Q-o-Q − 98% of investment portfolio 0% - 20% risk-weighted (HQLA) − 76% fixed-rate securities, 24% floating Highlights Securities Portfolio Composition by Risk-Weighted Asset (RWA) Distribution ($ in billions, as of 06.30.26) $17.4bn Securities Portfolio $15.4 $15.5 $16.1 $16.5 $17.3 $4.1 $5.3 $4.8 $4.3 $4.4 $19.5 $20.8 $20.9 $20.8 $21.7 4.02% 4.05% 3.99% 3.94% 3.95% 2Q25 3Q25 4Q25 1Q26 2Q26 Total Securities Interest-bearing Cash, Equivalent, and Resale Agreements Total Securities Average Yield

5.93% 5.90% 5.84% 5.87% 5.80% 6.24% 6.23% 6.07% 6.01% 5.97% 7.02% 7.71% 6.68% 6.43% 6.28% 19% 22% 33% 26% Fixed rate Hybrid in fixed rate period Variable - SOFR Variable - Prime, all other rates 23 Loan Yields Loan Portfolio by Index Rate (as of 06.30.26) Average C&I Loan Rate Average Residential Mortgage Loan Rate Average CRE Loan Rate 91% variable rate 59%* variable rate *46% had customer-level interest rate derivative contracts SFR: 48% hybrid in fixed-rate period & 40% fixed rate 07.08.26 rate sheet price for 30-year fixed: 6.625% Total fixed rate and hybrid in fixed period: 41% 2Q25 3Q25 4Q25 1Q26 2Q26 2Q25 3Q25 4Q25 1Q26 2Q26

3.79% 3.71% 3.59% 3.36% 3.30% Time 3.25% 3.21% 2.83% 2.62% 2.63% Money Market 2.48% 2.47% 2.20% 2.09% 2.01% Inerest-bearing Checking 2.52% 2.49% 2.30% 2.13% 2.10% 3.31% 3.26% 3.05% 2.84% 2.81% 3.39% 3.34% 3.11% 2.91% 2.88% 2Q25 3Q25 4Q25 1Q26 2Q26 Average cost of deposits Average cost of interest-bearing deposits Average cost of interest-bearing liabilities 24 Average Deposit and Liability Cost Deposit and Funding Cost Average Deposit Rate by Portfolio 2Q25 3Q25 4Q25 1Q26 2Q26

# Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company's performance. Tangible book value, tangible book value per share and TCE ratio are non-GAAP financial measures. Tangible book value and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and mortgage servicing assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion.

| | | June 30, 2026 | March 31, 2026 | June 30, 2025 |
|---|---|---|---|---|
| Common stock | | $ 171 | $ 171 | $ 170 |
| Additional paid-in capital | | 2,151,229 | 2,131,219 | 2,060,115 |
| Retained earnings | | 8,800,428 | 8,547,820 | 7,744,221 |
| Treasury stock | | (1,292,113) | (1,291,555) | (1,140,359) |
| Accumulated other comprehensive income: | | | | |
| AFS debt securities net unrealized losses | | (396,325) | (383,753) | (466,568) |
| Cash flow hedges net unrealized (losses) gains | | (4,636) | 12,034 | 28,622 |
| Foreign currency translation adjustments | | (12,825) | (16,501) | (24,434) |
| Total accumulated other comprehensive loss | | (413,786) | (388,220) | (462,380) |
| **Stockholders' equity** | (a) | $ 9,245,929 | $ 8,999,435 | $ 8,201,767 |
| Less: Goodwill | | (465,697) | (465,697) | (465,697) |
| Mortgage servicing assets | | (3,736) | (3,978) | (4,628) |
| Tangible book value | (b) | $ 8,776,496 | $ 8,529,760 | $ 7,731,442 |
| Number of common shares at period-end | (c) | 137,011 | 136,979 | 137,816 |
| Book value per share | (a)/(c) | $ 67.48 | $ 65.70 | $ 59.51 |
| Tangible book value per share | (b)/(c) | $ 64.06 | $ 62.27 | $ 56.10 |
| Total assets | (d) | $ 84,763,472 | $ 82,886,152 | $ 78,158,067 |
| Less: Goodwill | | (465,697) | (465,697) | (465,697) |
| Mortgage servicing assets | | (3,736) | (3,978) | (4,628) |
| Tangible assets | (e) | $ 84,294,039 | $ 82,416,477 | $ 77,687,742 |
| **Total stockholders' equity to assets ratio** | (a)/(d) | 10.91% | 10.86% | 10.49% |
| TCE ratio | (b)/(e) | 10.41% | 10.35% | 9.95% |

EASTWESTBANK

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# Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Return on average TCE represents tangible net income divided by average tangible book value. Tangible net income excludes the after-tax impacts of the amortization of mortgage servicing assets. Adjusted return on average TCE represents adjusted tangible net income divided by average tangible book value. Adjusted tangible net income is tangible net income excluding the tax-effected impacts of the FDIC special assessment reversals and the impact of the CA SSF. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion.

| | | Three Months Ended | | | Six Months Ended | |
|---|---|---|---|---|---|---|
| | | June 30, 2026 | March 31, 2026 | June 30, 2025 | June 30, 2026 | June 30, 2025 |
| Net income | (a) | $ 363,700 | $ 357,796 | $ 310,253 | $ 721,496 | $ 600,523 |
| Add: Amortization of mortgage servicing assets | | 264 | 149 | 316 | 413 | 609 |
| Tax effect of amortization adjustment[1] | | (74) | (42) | (89) | (116) | (172) |
| Tangible net income | (b) | $ 363,890 | $ 357,903 | $ 310,480 | $ 721,793 | $ 600,960 |
| Less: FDIC special assessment reversals | | - | (1,015) | (833) | (1,015) | - |
| Tax effects of adjustments[1] | | - | 284 | 235 | 284 | - |
| Add: Impact of the CA SSF | | - | - | 6,391 | - | 6,391 |
| Adjusted tangible net income | (c) | $ 363,890 | $ 357,172 | $ 316,273 | $ 721,062 | $ 607,351 |
| Average stockholders' equity | (d) | $ 9,114,396 | $ 9,047,373 | $ 8,069,982 | $ 9,081,070 | $ 7,970,083 |
| Less: Average goodwill | | (465,697) | (465,697) | (465,697) | (465,697) | (465,697) |
| Average mortgage servicing assets | | (3,884) | (4,025) | (4,825) | (3,954) | (4,971) |
| Average tangible book value | (e) | $ 8,644,815 | $ 8,577,651 | $ 7,599,460 | $ 8,611,419 | $ 7,499,415 |
| Return on average common equity[2] | (a)/(d) | 16.01% | 16.04% | 15.42% | 16.02% | 15.19% |
| Return on average TCE[2] | (b)/(e) | 16.88% | 16.92% | 16.39% | 16.90% | 16.16% |
| Adjusted return on average TCE[2] | (c)/(e) | 16.88% | 16.89% | 16.69% | 16.89% | 16.33% |

EAST WEST BANK

(1) Applied statutory tax rate of 28.02% for the three and six months ended June 30, 2026, and the three months ended March 31, 2026. Applied statutory tax rate of 28.18% for the three and six months ended June 30, 2025.
(2) Annualized.

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